Mortgage Notes Payable, Net	12 Months Ended
Dec. 31, 2020
Debt Disclosure [Abstract]
Mortgage Notes Payable, Net	Mortgage Notes Payable, Net
The following table reflects the Company’s mortgage notes payable as of December 31, 2020 and 2019:

Portfolio	Encumbered Properties (1)	Outstanding Loan Amount as of December 31,		Effective Interest Rate(2) as of December 31,		Interest Rate
		2020	2019	2020	2019			Maturity
		(In thousands)	(In thousands)
Palm Valley Medical Plaza - Goodyear, AZ	1	$2,998	$3,112	4.15%	4.15%	Fixed		Jun. 2023
Medical Center V - Peoria, AZ	1	2,786	2,884	4.75%	4.75%	Fixed		Sep. 2023
Fox Ridge Bryant - Bryant, AR	1	7,133	7,283	3.98%	3.98%	Fixed		May 2047
Fox Ridge Chenal - Little Rock, AR	1	16,390	16,695	3.98%	3.98%	Fixed		May 2049
Fox Ridge North Little Rock - North Little Rock, AR	1	10,170	10,359	3.98%	3.98%	Fixed		May 2049
Capital One MOB Loan	41	378,500	378,500	3.71%	3.71%	Fixed	(3)	Dec. 2026
Multi-Property CMBS Loan	21	118,700	118,700	4.60%	4.60%	Fixed		May 2028
Shiloh - Illinois (4)	1	13,684	—	4.34%	—%	Fixed		March 2026
Gross mortgage notes payable	68	550,361	537,533	3.94%	3.90%
Deferred financing costs, net of accumulated amortization (5)		(6,191)	(7,718)
Mortgage premiums and discounts, net		(1,472)	(1,531)
Mortgage notes payable, net		$542,698	$528,284
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(1) Does not include real estate assets mortgaged to secure advances under the Fannie Mae Master Credit Facilities or eligible unencumbered real estate assets comprising the borrowing base of the Credit Facility (as defined below). The equity interests and related rights in the Company’s wholly owned subsidiaries that directly own or lease the real estate assets comprising the borrowing base have been pledged for the benefit of the lenders thereunder (see Note 5 — Credit Facilities for additional details).
(2)    Calculated on a weighted average basis for all mortgages outstanding as of December 31, 2020 and December 31, 2019. For the LIBOR based loans, LIBOR in effect at the balance sheet date was utilized. For the Capital One MOB Loan, the effective rate does not include the effect of amortizing the amount paid to terminate the previous pay-fixed swap. See Note 7 — Derivatives and Hedging Activities for additional details.
(3) Variable rate loan, based on 30-day LIBOR, which is fixed as a result of entering into “pay-fixed” interest rate swap agreements. In connection with the amendment to this loan in December 2019 (see additional details below), the Company terminated the previous interest rate swap agreements and entered into new interest rate swap agreements (see Note 7 — Derivatives and Hedging Activities for additional details).
(4)    The Company assumed this fixed rate mortgage when it acquired a property during the year ended December 31, 2020.
(5)    Deferred financing costs represent commitment fees, legal fees and other costs associated with obtaining financing. These costs are amortized to interest expense over the terms of the respective financing agreements using the effective interest method. Unamortized deferred financing costs are generally expensed when the associated debt is refinanced or repaid before maturity. Costs incurred in seeking financial transactions that do not close are expensed in the period in which it is determined that the financing will not close.

As of December 31, 2020, the Company had pledged $860.0 million in real estate investments, at cost, as collateral for its $550.4 million of gross mortgage notes payable. This real estate is not available to satisfy other debts and obligations unless first satisfying the mortgage notes payable secured by these properties. The Company makes payments of principal and interest, or interest only, depending upon the specific requirements of each mortgage note, on a monthly basis.
Some of the Company’s mortgage note agreements require compliance with certain property-level financial covenants including debt service coverage ratios. As of December 31, 2020, the Company was in compliance with these financial covenants.
See Note 5 — Credit Facilities for additional details - Future Principal Payment and LIBOR Transition for schedule of principal payment requirements of the Company’s Mortgage Notes and Credit Facilities and discussion of the expected cessation of LIBOR publication.
Capital One MOB Loan
On June 30, 2017, Capital One, National Association (“Capital One”), as administrative agent and lender, and certain other lenders (collectively, the “MOB Lenders”), made a loan in the aggregate amount of $250.0 million (the “MOB Loan”) to certain subsidiaries of the OP. On December 20, 2019, the Company, through certain subsidiaries of the OP, entered into an amendment and restatement of the MOB Loan originally dated as of June 30, 2017 among the OP’s subsidiaries and Capital One, as administrative agent and lender, and certain other lenders. As a result, the principal amount outstanding increased from approximately $242.0 million to $378.5 million the number of properties mortgaged as collateral for the loan increased from 31 properties (all medical office buildings) to 41 properties (29 medical office buildings that continued to serve as collateral for the loan as well as an additional ten medical office buildings and two triple net leased hospitals).
At the closing of the amendment and restatement of the MOB Loan, after payment of closing costs and swap termination fees, the Company received $127.7 million in net refinancing proceeds in excess of the approximately $242.0 million principal amount outstanding prior to the closing. Of these excess proceeds, approximately $63.5 million were used to repay amounts outstanding under the Revolving Credit Facility (as defined below) in order to obtain a release of 12 of the mortgaged properties from the borrowing base thereunder, and approximately $61.5 million of the remaining proceeds were used to repay additional amounts outstanding under the Revolving Credit Facility.
Prior to the amendment and restatement of the MOB Loan, the MOB Loan bore interest at a variable rate equal to LIBOR plus 2.5% per annum. Subsequent to the amendment and restatement of the MOB Loan, the MOB Loan bears interest at a variable rate equal to LIBOR plus 2.0% per annum. The MOB Loan requires the Company to pay interest on a monthly basis with the principal balance due on the maturity date which was extended from June 30, 2022 to December 20, 2026 after the amendment and restatement of the MOB Loan. In connection with the amendment and restatement of the MOB Loan, the OP terminated two interest rate swaps and executed one interest rate swap on the new amount of the MOB Loan, fixing the interest rate exposure at 3.66%. See Note 7 — Derivatives and Hedging Activities for additional information on the Company’s outstanding derivatives.
The Company may pre-pay the MOB Loan, in whole or in part, at any time, with payment of a prepayment premium equal to (a) 3.0% for prepayments made prior to December 31, 2020, (b) 2.0% for prepayments made between January 1, 2021 and December 31, 2021, and (c) 1.0% for prepayments made between January 1, 2022 and December 31, 2022. Thereafter, no prepayment premium is required.
In addition, mortgaged properties may be released or replaced subject to certain conditions and limitations, including prepayment of not more than 110% of the principal amount allocated to the property together with any applicable prepayment premium and maintenance, giving effect to the release or replacement, of a minimum of either 25 mortgaged properties or $283.9 million principal amount outstanding, a minimum debt yield and a minimum debt service coverage ratio.
In connection with the amendment to the MOB Loan, the OP entered into an amended and restated guaranty of recourse obligations (the “Guaranty”) and an amended and restated hazardous materials indemnity agreement (the “Environmental Indemnity”) for the benefit of Capital One as administrative agent for the lenders on substantially identical terms to the guaranty and environmental indemnity entered into in connection with the original loan agreement entered into in June 2017. Pursuant to the Guaranty, the OP has guaranteed, among other things, specified losses arising from certain actions of any of the OP’s subsidiaries, including fraud, willful misrepresentation, certain intentional acts, misapplication of funds, physical waste, and failure to pay taxes. The Guaranty requires the Company to maintain a certain minimum of shareholders’ equity on its balance sheet. Pursuant to the Environmental Indemnity, the OP and the Company’s subsidiaries that directly own or lease the mortgaged properties have indemnified the MOB Lenders against losses, costs or liabilities related to certain environmental matters.
The amendment and restatement of the MOB Loan was considered an extinguishment of the old loan and a new loan agreement. Accordingly, fees and expense for the new loan have been capitalized and the unamortized fees relating to the old loan of approximately $3.0 million were written off as a charge to interest expense in the statement of operations for the year ended December 31, 2019.
Multi-Property CMBS Loan
On April 10, 2018, the Company, entered into a $118.7 million loan agreement (the “Multi-Property CMBS Loan”) with KeyBank National Association (“KeyBank”).
The Multi-Property CMBS Loan requires monthly interest-only payments, with the principal balance due on the maturity date. The Multi-Property CMBS Loan permits KeyBank to securitize the entire Multi-Property CMBS Loan or any portion thereof.
At the closing of the Multi-Property CMBS Loan, the net proceeds after accrued interest and closing costs were used to (i) repay approximately $80.0 million of indebtedness under the Revolving Credit Facility, under which 14 of the properties were included as part of the borrowing base prior to the Multi-Property CMBS Loan, (ii) fund approximately $3.8 million in deposits required to be made at closing into reserve accounts required under the loan agreement. The remaining $33.0 million net proceeds available to the Company to be used for general corporate purposes, including future acquisitions.